UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 8, 2022

India Globalization Capital, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

10224 Falls Road Potomac, Maryland	20854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 983-0998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

Item 8.01.	Other Events.

On June 8, 2022, India Globalization Capital, Inc. (the “Company”) distributed a press release announcing that the United States Patent and Trademark Office (“USPTO”) issued a patent (#11,351,152) to the Company titled “Method and Composition for Treating Seizure Disorders.”

The patent is assigned to IGC and relates to compositions and methods for treating multiple types of seizure disorders and epilepsy in humans and animals using a combination of the cannabinoid cannabidiol (“CBD”) with other compounds.

The Company’s press release announcing the new issued patent is included as Exhibit 99.1 to this report.

Cautionary Statement Regarding Forward Looking Statements:

This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology. Any forward-looking statements contained herein are based largely on IGC’s expectations and are subject to several risks and uncertainties, certain of which are beyond IGC’s control. Actual results could differ materially from these forward-looking statements as a result of, among other factors, the Company’s failure or inability to commercialize one or more of the Company’s products or technologies, including the product or formulation described in this release; or failure to obtain regulatory approval for the product or formulation described in this release; general economic conditions that are less favorable than expected, including as a result of the ongoing COVID-19 pandemic; the FDA’s general position regarding cannabis- and hemp-based products; and other factors, many of which are discussed in IGC’s SEC filings. IGC incorporates by reference the human trial disclosures and Risk Factors identified in its Annual Reports on Form 10-K filed with the SEC on June 14, 2021, and Quarterly Report on Form 10-Q, filed with the SEC on August 11, 2021, and October 29, 2021, as if fully incorporated and restated herein. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this release will occur. All forward-looking statements contained in this filing and press release speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated June 8, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: June 9, 2022	By:	/s/ Claudia Grimaldi
Claudia Grimaldi
Vice President, CCO and PFO